UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
September 26, 2024
(Date of Report)
(Date of earliest event reported)
JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)
New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032

(Commission File Number)	(IRS Employer Identification No.)
111 River Street, Hoboken New Jersey	07030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(201) 748-6000

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	WLY	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	WLYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of John Wiley & Sons, Inc. (the “Company”) was held on Thursday, September 26, 2024. Of the 45,301,888 shares of the Company's Class A common stock and 8,976,656 shares of the Company’s Class B common stock issued and outstanding as of the close of business on the record date, July 31, 2024, 41,580,445 Class A shares, or 91.78%, and 8,759,145 Class B shares, or 97.57%, were represented in person or by proxy at the Annual Meeting.

The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

Proposal 1: Election of Directors:

The shareholders (with Class A and Class B common shareholders each voting as a separate class) elected all nominees to serve as directors until the 2025 Annual Meeting or upon the election and qualification of their successors. The results of the vote taken were as follows:

	For	Withheld	Broker Non-Votes
Vote Results for Class A Common Shareholders
Beth A. Birnbaum	24,603,440	15,035,759	1,941,246
Brian O. Hemphill	28,934,003	10,705,196	1,941,246
Inder M. Singh	37,308,364	2,330,835	1,941,246

	For	Withheld	Broker Non-Votes
Vote Results for Class B Common Shareholders
Mari J. Baker	8,567,013	76,153	115,979
George D. Bell, Jr.	8,622,130	21,036	115,979
David C. Dobson	8,642,130	1,036	115,979
Matthew S. Kissner	8,642,140	1,026	115,979
Raymond W. McDaniel, Jr.	8,621,218	21,948	115,979
William J. Pesce	8,642,130	1,036	115,979
Jesse C. Wiley	8,642,130	1,036	115,979

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The shareholders (with Class A and Class B common shareholders voting together) ratified the selection, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending April 30, 2025. The results of the vote taken were as follows:

For	Against	Abstain
12,889,841	6,539	20,809

Proposal 3: Non-Binding Advisory Vote on the Compensation of Named Executive Officers

The shareholders (with Class A and Class B common shareholders voting together) approved the advisory resolution on the compensation of the Company’s named executive officers. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Votes
12,509,792	75,127	22,167	310,104

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

104    Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
(Registrant)

By	/s/ Christopher F. Caridi
Christopher F. Caridi
Senior Vice President, Corporate Controller and Chief Accounting Officer and Interim Chief Financial Officer

Dated: September 27, 2024